UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 27, 2009

ELECSYS CORPORATION
(Exact name of registrant as specified in its charter)

KANSAS	0-22760	48-1099142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Employer No.)

846 N. Mart-Way Court, Olathe, Kansas	66061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(913) 647-0158

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 27, 2009, Elecsys Corporation issued a press release announcing that its board of directors has approved the decision to switch the listing of its commons stock from the NYSE Alternext U.S. LLC (formerly AMEX) to the NASDAQ Stock Market LLC.  Effective March 9, 2009, the Company's shares will commence trading on NASDAQ under the symbol ESYS.  A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01                  Financial Statements and Exhibits.

(c)               EXHIBITS.  The following exhibits are filed herewith:

99.1                      Press Release dated February 27, 2009.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dulycaused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECSYS CORPORATION

Date: February 27, 2009	By:	/s/ Todd A. Daniels
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                       Description

          99.1                                     Press release dated February 27, 2009.